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                       COHEN & STEERS REALTY SHARES, INC.

April 24, 1997

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Realty Shares, Inc. for the period ended March 31, 1997. The net asset value per share at that date was $45.69. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on March 24, 1997 and paid on March 25, 1997.

INVESTMENT REVIEW

     During the quarter ended March 31, 1997, Cohen & Steers Realty Shares had a total return of 2.4%, a performance that was notable in several respects. These positive returns, following the extraordinary 1996 fourth quarter surge in prices, surprised many who had been expecting a retreat from the higher price levels. In addition, REITs achieved positive returns in the face of rising interest rates and a turbulent stock market environment, particularly during the month of March. It appears that the increasingly strong US economy has been the single most important factor influencing both financial market and REIT performance so far this year. Economic indicators have been strong all year, pushing the stock market on an upward path until, in March, fears of rising inflation and a Federal Reserve tightening of monetary policy caused meaningful weakness in the stock and bond markets. Despite these crosscurrents, REITs held steady in March and for the quarter as well. In response to the strong economy, the Hotel and Regional Mall sectors were among the best performers during the first quarter. In contrast, the Triple Net Lease and Health Care sectors, both of which are highly sensitive to interest rates, were among the worst performers.

     The resilience of REITs during this period of financial market turbulence, however, has been tested recently as share prices have undergone a modest decline since the Federal Reserve increased interest rates on March 25th. We do not believe that the interest rate increase alone has been the cause of this decline. This decline was also precipitated by the potential supply/demand imbalance created by a large bulge in the public offering calendar for REIT shares; several billion dollars worth of equity offerings were expected to come to market in April, following a record $5 billion of offerings completed in the first quarter. Most of these offerings are from office building owners, an area that has been one of the strongest performers of late. There have also been several initial public offerings filed which, upon preliminary analysis, appear to us to be somewhat aggressively priced and poorly structured, a sign that underwriting and investment discipline may be eroding. This new supply was brought about by the substantial price appreciation of REITs in general over the past year, which elevated valuations to levels that enticed issuers all over the quality spectrum. It was therefore natural for the marketplace to correct this imbalance by re-pricing many company's shares. We believe that this process is nearly, if not fully, complete and expect the postponement, cancellation or more attractive pricing of many equity offerings.

     The recent deliberate Fed action has created an atmosphere of greater uncertainty about the future course of the economy. While we believe the economy shows few, if any, signs of slowing, it is clear that monetary policy, for the first time in a year, is aimed at reducing the rate of economic growth. As a result, portfolio managers in general appear to be undertaking a reevaluation of the investment merits of various asset classes and industry sectors. Real estate investors, including us, are doing the same with regard to different property sectors.

     We have maintained very low weightings in the more interest rate sensitive sectors for some time due to our belief that a strong economy would, at the very least, prevent interest rates from declining further in this cycle. This strategy has enabled us to continue to outperform the real estate securities averages. Should we sense that the economy is going to enter a severe slowdown phase, it is likely that we would alter this approach. We do not see that on the immediate horizon, however, because we believe that the economy is so strong that several interest rate increases over many months would be required to cause a material slowing. While less clear, we believe that the Fed is not likely to act in so restrictive a manner as to precipitate an economic recession. As a result, we foresee an economic environment that continues to be characterized by sustainable growth with upward pressure on inflation.

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                                       1

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                       COHEN & STEERS REALTY SHARES, INC.

     Notwithstanding the pending slowdown in the public offering calendar, the market capitalization of the equity REIT universe expanded by over 8% during the first quarter. Further, the pace of acquisitions of properties and companies by the existing market leaders shows no signs of abating. This affirms our belief that the transfer of property ownership from private hands to public companies, so-called 'securitization,' can be expected to continue at a substantial pace for the foreseeable future.

     As the real estate cycle continues to mature, the supply/demand relationships for most property sectors and regions of the country may now be approaching equilibrium. By equilibrium, we refer to the situation in which the economics of new development begin to make sense, thereby creating new supply that roughly matches incremental demand. For example, demand for space has driven occupancy and rental rates to levels that are now encouraging new development of apartment, industrial and office properties in several regions. Similarly, the supply of capital from both public and private sources has raised property values to levels at which investors have become willing to finance new development rather than purchase existing assets. For those few property types or markets where this has not yet occurred, the forces that we expect will lead to development are firmly in place.

     If we are right about where we are in the real estate cycle, there are two very important implications. First, real estate returns would be likely to decline from the high levels that have been enjoyed over the past several years. This may also affect prospective investment results from REITs, whose returns may revert to the mid-teens levels that they have historically averaged. The second implication is that investment success would not be as easy to achieve due to the more highly competitive environment that now prevails. Consequently, effective management, though always the most critical factor, would assume even greater importance than any other investment consideration.

     As a result, our strategy continues to emphasize those companies whose management teams are capable of finding or adding value in almost any economic or real estate situation. In fact, we believe these companies are the best positioned to take advantage of opportunities that would materialize in a more challenging operating environment. We therefore are not concerned about their ability to continue to enjoy substantial growth and see few, if any, limits to their prospects for continued success. For this reason, we remain confident that we will able to continue to achieve satisfactory investment returns.

Sincerely,

/s/ MARTIN COHEN                                           /s/ ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

     On April 23, 1997, Cohen & Steers Realty Shares, Inc. held a special shareholders meeting. At this meeting, shareholders of record February 24, 1997 ratified the election of Messrs. Gregory C. Clark, Martin Cohen, George Grossman, Jeffery H. Lynford, Willard H. Smith, and Robert H. Steers to the Board of Directors. In addition, shareholders approved and ratified three proposed changes to the Fund's investment restrictions, (1) elimination of the restriction prohibiting the Fund from purchasing more than 10% of the voting securities of any issuer; (2) permission for the Fund to invest up to 15% of its net assets in illiquid securities; and (3) permission for the Fund to invest in financial futures contracts, options and similar instruments.

     The investment adviser, Cohen & Steers Capital Management, Inc., believes that these amendments will provide greater flexibility in the management of the Fund's portfolio. Furthermore, these amendments are not meant to change any fundamental investment strategies used currently by the investment adviser.


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                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)


                                                                               NUMBER
                                                                              OF SHARES           VALUE
                                                                              ---------       --------------
EQUITIES                                                          93.10%
      APARTMENT/RESIDENTIAL                                       12.85%
            Avalon Properties...........................................      2,568,300       $   70,628,250
            Bay Apartment Communities...................................        718,000           25,758,250
            Camden Property Trust.......................................      1,037,500           28,271,875
            Charles E. Smith Residential Realty.........................        915,900           24,843,787
            Colonial Properties Trust...................................      1,326,800           38,477,200
            Columbus Realty Trust.......................................        777,600           15,649,200
            Essex Property Trust, Inc...................................      1,335,700           39,904,037
            Irvine Apartment Communities................................      1,039,700           29,501,487
            Paragon Group...............................................        672,600           11,434,200
            Post Properties.............................................      1,089,500           41,537,188
            Summit Properties...........................................        423,100            8,567,775
            Sun Communities.............................................        620,400           19,852,800
                                                                                              --------------
                                                                                                 354,426,049
                                                                                              --------------
      DIVERSIFIED                                                  2.56%
            *Catellus Development Corp..................................        554,100            8,450,025
            Newhall Land & Farming Company..............................      1,370,500           23,812,438
            Security Capital U.S. Realty................................      2,738,100           38,333,400
                                                                                              --------------
                                                                                                  70,595,863
                                                                                              --------------
      HEALTH CARE                                                  4.36%
            Health Care Property Investors..............................         79,900            2,646,687
            Health Care REIT............................................        949,200           22,543,500
            Healthcare Realty Trust, Inc................................        507,100           13,881,863
            Nationwide Health Properties................................        451,800            9,657,225
            Omega Healthcare Investors..................................      1,000,000           31,250,000
            *Sunrise Assisted Living....................................      1,437,400           40,247,200
                                                                                              --------------
                                                                                                 120,226,475
                                                                                              --------------
      HOTEL                                                        7.24%
            American General Hospitality Corp...........................      1,032,000           28,122,000
           *Bristol Hotel Co............................................        783,500           34,082,250
           *CapStar Hotel Company.......................................        660,000           18,480,000
           *Host Marriott Corp..........................................        400,600            6,810,200
            Innkeepers USA Trust........................................        797,500           11,663,438
           *Interstate Hotels Co........................................        350,700            9,907,275
            Patriot American Hospitality................................      1,261,000           30,579,250
            Starwood Lodging Trust......................................      1,222,350           47,671,650
           *Studio Plus Hotels..........................................        716,400           12,357,900
                                                                                              --------------
                                                                                                 199,673,963
                                                                                              --------------


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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1997 (UNAUDITED)

                                                                               NUMBER
                                                                              OF SHARES           VALUE
                                                                              ---------       --------------
      INDUSTRIAL                                                   5.13%
            CenterPoint Properties Corp.................................      1,621,500       $   49,658,438
            Eastgroup Properties........................................        543,100           15,071,025
            Meridian Industrial Trust...................................        565,400           13,074,875
           *Security Capital Industrial Trust...........................      1,474,400           30,778,100
            Weeks Corp..................................................        958,000           32,931,250
                                                                                              --------------
                                                                                                 141,513,688
                                                                                              --------------
      OFFICE                                                      16.70%
            Beacon Properties Corp......................................      1,080,000           35,775,000
            Cali Realty Corp............................................      2,860,800           91,545,600
            CarrAmerica Realty Corp.....................................      2,665,900           81,976,425
            Cousins Properties..........................................      1,764,500           48,082,625
            Crescent Real Estate Equities...............................      2,835,400           75,846,950
            Highwoods Properties........................................      2,981,500           99,880,250
            Trizec Hahn Corp............................................      1,228,300           27,483,212
                                                                                              --------------
                                                                                                 460,590,062
                                                                                              --------------
      OFFICE/INDUSTRIAL                                           10.51%
            Kilroy Realty Corp..........................................      1,137,300           30,280,612
            Prentiss Properties Trust...................................      1,412,700           35,847,263
            Reckson Associates Realty Corp..............................      1,415,600           65,294,550
            Spieker Properties..........................................      3,131,500          122,128,500
            TriNet Corporate Realty Trust, Inc..........................      1,149,500           36,352,938
                                                                                              --------------
                                                                                                 289,903,863
                                                                                              --------------
      SELF STORAGE                                                 4.28%
            Public Storage..............................................      4,068,100          117,974,900
                                                                                              --------------

      SHOPPING CENTER                                             29.46%
         COMMUNITY CENTER                                         11.94%
            Developers Diversified Realty Corp..........................      1,344,400           50,751,100
            Federal Realty Investment Trust.............................      2,033,500           52,362,625
            Glimcher Realty Trust.......................................      1,053,400           20,146,275
            Kimco Realty Corp...........................................      1,511,000           49,107,500
            Regency Realty Corp.........................................        447,500           11,970,625
            Vornado Realty Trust........................................      1,828,400          122,045,700
            Weingarten Realty Investors.................................        545,000           23,094,375
                                                                                              --------------
                                                                                                 329,478,200
                                                                                              --------------

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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1997 (UNAUDITED)

                                                                               NUMBER
                                                                              OF SHARES           VALUE
                                                                              ---------       --------------
         FACTORY OUTLET CENTER                                0.90%
            Chelsea GCA Realty.....................................             688,800       $   24,710,700
                                                                                              --------------
         REGIONAL MALL                                       16.62%
            CBL & Associates Properties............................           1,284,500           31,470,250
            General Growth Properties..............................           2,596,300           82,432,525
            JP Realty..............................................           1,101,900           29,200,350
            Macerich Co............................................           1,928,300           53,992,400
            Rouse Co...............................................           3,659,800          107,049,150
            Simon DeBartolo Group..................................           1,564,400           47,323,100
            Taubman Centers........................................           3,327,100           43,252,300
            The Mills Corp.........................................           1,475,900           37,266,475
            Urban Shopping Centers.................................             880,300           26,409,000
                                                                                              --------------
                                                                                                 458,395,550
                                                                                              --------------
            TOTAL SHOPPING CENTER..................................                              812,584,450
                                                                                              --------------
                  TOTAL EQUITIES (Identified cost $2,133,510,540)..                            2,567,489,313
                                                                                              --------------

                                                                           PRINCIPAL
                                                                             AMOUNT
                                                                          ------------
COMMERCIAL PAPER                                              7.44%
            Leggett & Platt, Inc. 6.00%, 4/1/97....................        $ 97,000,000           97,000,000
            UBS Finance, Inc. 6.00%, 4/1/97........................         108,276,000          108,276,000
                                                                                              --------------
            TOTAL COMMERCIAL PAPER (Identified cost $205,276,000)..                              205,276,000
                                                                                              --------------
TOTAL INVESTMENTS (Identified cost $2,338,786,540).......   100.53%                            2,772,765,313
LIABILITIES IN EXCESS OF OTHER ASSETS....................   (0.53)%                              (14,630,972)
                                                           --------                           --------------
NET ASSETS (Equivalent to $45.69 per share based on
   60,367,184 shares of capital stock outstanding).......   100.00%                           $2,758,134,341
                                                           --------                          --------------
                                                           --------                          --------------

------------------------

* Non-income producing security.

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                                       5

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                       COHEN & STEERS REALTY SHARES, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 1997 (UNAUDITED)

                                                                                                      NET ASSET VALUE
                                                                   TOTAL NET ASSETS                      PER SHARE
                                                             -----------------------------   ---------------------------------
NET ASSET VALUE:
      Beginning of period: 12/31/96........................                 $2,036,378,585                         $ 45.09
            Net investment income..........................  $ 25,456,824                        $  0.40
            Net realized and unrealized gain on
               investments.................................    30,307,516                           0.67
            Distributions from net investment income.......   (27,902,353)                         (0.47)
                                                                                                 -------
      Capital stock transactions:
            Sold...........................................   906,574,010
            Distributions reinvested.......................    24,079,322
            Redeemed.......................................  (236,759,563)
                                                             ------------
      Net increase in net asset value......................                    721,755,756                            0.60
                                                                            --------------                         -------
      End of period: 3/31/97...............................                 $2,758,134,341                         $ 45.69
                                                                            --------------                         -------
                                                                            --------------                         -------

------------------------

* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

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                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank
                                                           3 Chase MetroTech Center
 Willard H. Smith, Jr.                                     Brooklyn, NY 11245
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            30 Rockefeller Plaza
                                                           New York, NY 10112

                                                           NASDAQ Symbol: CSRSX

                                                           Net  asset value (NAV)  can be found  in the daily mutual
                                                           fund listings  in the  financial  section of  most  major
                                                           newspapers   under  the  Fund's  abbreviation  'C&SRlty'.

                                                           This report  is authorized  for  delivery to  other  than
                                                           shareholders  of Cohen & Steers  Realty Shares, Inc. only
                                                           when  accompanied  or  preceded  by  the  delivery  of  a
                                                           currently  effective prospectus setting  forth details of
                                                           the Fund.

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                                       7

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 COHEN & STEERS                                             First Class Mail
  REALTY SHARES                                               U.S. Postage
757 THIRD AVENUE                                               Boston, MA
NEW YORK, NY 10017                                          Permit No. 56712


                               COHEN & STEERS
                                REALTY SHARES


                              QUARTERLY REPORT
                                MARCH 31, 1997